UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Atlas Lithium Corporation

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON May 28, 2025

Dear Fellow Stockholders,

It is my pleasure to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Atlas Lithium Corporation (the “Company”). The Annual Meeting will be held on May 28, 2025 at 10:00 a.m. Eastern time. The Annual Meeting will be a completely virtual meeting. You will be able to attend the meeting, as well as vote and submit your questions during the live webcast of the meeting, by visiting www.virtualshareholdermeeting.com/ATLX2025 and entering the control number included on your proxy card or in the instructions that accompany your proxy materials. The purposes of the meeting are:

1.	To elect the five individuals named in the accompanying proxy statement to the Board of Directors, for terms expiring at the 2026 annual meeting;

2.	To ratify the appointment of Pipara & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve the non-employee director compensation;

4.	To approve an amendment to the Company’s 2023 Stock Incentive Plan (the “Plan”) to increase the shares of common stock, par value $0.001 per share reserved for issuance under the Plan from two million (2,000,000) shares to three million (3,000,000) shares; and

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 1, 2025 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

On or about April 15, 2025, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (our “Annual Report”). The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our Annual Report can be accessed directly at www.proxyvote.com. All you have to do is enter the control number located on your Notice or proxy card.

Your vote is important. Whether or not you plan to attend the virtual meeting, please vote as soon as possible.

By Order of the Board of Directors,

/s/ Marc Fogassa
Marc Fogassa
Chairman of the Board of Directors
April 15, 2025

Rua Antonio de Albuquerque, 156 – 17th Floor

Belo Horizonte, Minas Gerais, Brazil, 30.112-010

(833) 661-7900

PROXY STATEMENT

FOR THE

2025 ANNUAL MEETING OF STOCKHOLDERS

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Atlas Lithium Corporation (the “Company”) will be held on Wednesday, May 28, 2025, at 10:00 a.m. Eastern time, at www.virtualshareholdermeeting.com/ATLX2025. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (our “Annual Report”) is first being mailed on or about April 15, 2025 to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 28, 2025. Our proxy statement and Annual Report for the fiscal year ended December 31, 2024 are available at proxyvote.com.

Information About this Proxy Statement

This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Attending the Annual Meeting

Holders of our shares at the close of business on April 1, 2025, the record date, are permitted to virtually attend our Annual Meeting by visiting www.virtualshareholdermeeting.com/ATLX2025. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card, Notice or on the instructions that accompanied your proxy materials. You will be able to submit questions during the meeting by typing them in the question/chat section of the meeting screen. Questions relevant to meeting matters will be answered during the Annual Meeting, subject to time constraints and in accordance with the rules of conduct for the Annual Meeting. You also will be able to vote your shares online by attending the Annual Meeting by webcast. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. If your shares are held in the name of a broker, bank, or other nominee, you should contact your broker, bank, or other nominee to obtain your 16-digit control number or otherwise vote through the broker, bank or other holder of record. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

The virtual online meeting will begin promptly at 10:00 a.m. Eastern time. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

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Matters to be Voted on at the Annual Meeting

Stockholders will vote on four proposals at the Annual Meeting:

●	Proposal 1 – To elect the five individuals named in the accompanying proxy statement to the Board of Directors, each to serve until the next annual meeting of the stockholders of the Company or until their successors are elected and qualified

●	Proposal 2 – To ratify the appointment of Pipara & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025

●	Proposal 3 – To approve the non-employee director compensation

●	Proposal 4 – To approve an amendment to the Company’s 2023 Stock Incentive Plan (the “Plan”) to increase the shares of common stock reserved for issuance under the Plan from two million (2,000,000) shares to three million (3,000,000) shares

In addition, stockholders may transact other business that may properly come before the Annual Meeting and any and all adjournments or postponements of the Annual Meeting.

Information About Voting

If you are a stockholder of record, you may vote by proxy before the meeting through one of the following three methods:

●	By Telephone - Call 1-800-690-6903 and follow the instructions provided by the recorded message.

●	By Internet - You can vote over the Internet by going to www.proxyvote.com.

●	By Mail – If you receive a paper copy of the proxy materials, you can vote by mail by signing, dating, and returning the proxy card included in the printed proxy materials.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern time on May 27, 2025.

If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted.

If you vote by proxy, the individual named on the proxy card (your “proxy”) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or against any or none of the nominees for director and whether your shares should be voted for or against each of the other proposals . If you sign and return the proxy card without indicating your instructions, your shares will be voted as follows:

●	FOR the election of all five director nominees listed in this Proxy Statement;

●	FOR the ratification of the appointment of Pipara & Co. LLP as our independent registered public accounting firm for our 2025 fiscal year;

●	FOR the approval of the non-employee director compensation;

●	FOR the approval of an amendment to the Company’s 2023 Stock Incentive Plan to increase the shares of common stock reserved for issuance under the Plan from two million (2,000,000) shares to three million (3,000,000) shares;

●	For or against any other matter properly presented before the Annual Meeting, in the discretion of the proxy.

If you are a registered stockholder, you may revoke or change your proxy submitted before the Annual Meeting for any reason by (1) voting in person at the Annual Meeting, (2) submitting a later-dated proxy online (your last vote before the Annual Meeting begins will be counted), or (3) sending a written revocation that is received before the Annual Meeting to the Corporate Secretary of the Company, c/o Atlas Lithium Corporation Rua Antonio de Albuquerque, 156 - 17th Floor, Belo Horizonte, Minas Gerais, Brazil, 30.112-010. If you are a beneficial owner of shares held in street name, you must contact the holder of record to revoke a previously authorized proxy.

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As of the Record Date, there were 17,498,904 shares of our common stock and one share of our Series A Convertible Preferred Stock (the “Series A stock”) outstanding. Holders of our common stock and Series A stock vote together as a single class on all matters submitted to stockholders. Holders of common stock are entitled to one vote for each share held of record and the holder of the one share of Series A stock is entitled to such number of votes as shall entitle him to 51% of the total voting power of the capital stock of the Company (representing 18,213,145 votes as of the Record Date).

Quorum Requirement

A quorum is necessary to hold a valid meeting. The holders of at least a majority of the voting power of the Company’s capital stock, represented in person or by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum. Abstentions and broker “non-votes” are counted as present for purposes of determining whether a quorum exists.

Required Votes for Action to be Taken

Our Second Amended and Restated Bylaws (the “Bylaws”) provide that action by stockholders entitled to vote on a matter shall be determined by a majority of the votes cast, unless our Amended and Restated Articles of Incorporation (the “Articles”), the Bylaws, the Nevada Revised Statues or other applicable law provide for a different proportion. A “majority of votes cast” means the number of “FOR” votes exceeds the number of “Against” votes. If your shares are held by a broker, you may submit your voting instructions to the broker as to how you want your shares to be voted. If you give the broker instructions, your shares must be voted as you direct. If you do not instruct your broker how to vote your shares using the instructions your broker provides to you, your broker may vote your shares at its discretion on Proposal 2 regarding ratification of the Company’s independent registered public accounting firm, but not for any other proposal. When your broker does not vote because it did not receive instructions from you and does not have discretion to vote your shares, it is called a “broker non-vote.” To be sure your shares are voted in the manner you desire, you should instruct your broker how to vote your shares. The following table summarizes the votes required for passage of each proposal:

Proposal		Votes required for approval	Abstentions	Broker non-votes
1.	Election of the five director nominees	Majority of votes cast	No impact	No impact

2.	Ratification of the appointment of Pipara & Co. LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2025	Majority of votes cast	No impact	Not Applicable

3.	Approval of the non-employee director compensation	Majority of votes cast	No impact	No impact

4.	Approval of an amendment to the Company’s 2023 Stock Incentive Plan to increase the shares of common stock reserved for issuance under the Plan from two million (2,000,000) shares to three million (3,000,000) shares	Majority of votes cast	No impact	No impact

Brokers and custodians cannot vote uninstructed shares on your behalf in director elections and compensation or equity plan related proposals. For your vote to be counted with respect to such proposals, you must submit your voting instruction form to your broker or custodian.

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Information About the Company

Atlas Lithium Corporation is a Nevada corporation headquartered in Minas Gerais, Brazil. We refer to Atlas Lithium Corporation as the “Company,” “us,” “we” or “our” in this Proxy Statement, and these designations include our subsidiaries unless we state otherwise.

Smaller Reporting Company

Because the Company qualifies as a “smaller reporting company” under the SEC rules, management has elected to prepare this Proxy Statement and other annual and periodic reports at scaled disclosure requirements permissible for companies qualifying as a “smaller reporting company” pursuant to the rules of the SEC. Under these scaled disclosure requirements, the Company is not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

CORPORATE GOVERNANCE

Board of Directors

Our Board of Directors consists of five directors, with each director being elected in each year and serving a one-year term.

Director Independence

We currently have three independent directors on our Board. We use the definition of “independence” found in the Listing Standards of the Nasdaq Stock Market (the “Nasdaq Rules”) to make this determination. The Nasdaq Rules provide that an “independent director” is a person other than an executive officer or employee of a company or any other individual having a relationship which, in the opinion of the company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has undertaken a review of the independence of each director and will review the independence of any new directors based on information provided by each director concerning their background, employment, and affiliations, in order to make a determination of independence. Our Board has determined that each of Ambassador Roger Noriega, Cassiopeia Olson, Esq. and Stephen R. Petersen, CFA is independent.

Controlled Company

Mr. Fogassa, our Chief Executive Officer and Chairman, currently controls approximately 65.6% of the voting power of our capital stock and therefore we are a “controlled company,” as such term is defined under the Nasdaq Rules. As a “controlled company,” we may elect to rely on some or all of the exemptions available to controlled companies under the Nasdaq Rules. We do not currently take advantage of any of these exemptions but may do so in the future.

Board Leadership Structure

Our Board has discretion to determine whether to separate or combine the roles of Chairman and Chief Executive Officer. Mr. Fogassa has served in both roles since 2012, and our Board continues to believe that his combined role is most advantageous to the Company and our stockholders. Mr. Fogassa possesses in-depth knowledge of the issues, opportunities and risks facing us, as well as our business and our industry. Mr. Fogassa is best positioned to fulfill the Chairman’s responsibility to develop meeting agendas that focus our Board’s time and attention on critical matters and to facilitate constructive dialogue among our director on strategic issues.

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Qualifications, Attributes, Skills, and Experience Represented on the Board

The Board has identified qualifications, attributes, skills, and experience that are important to be represented on the Board as a whole, in light of our current needs and business priorities. The Board believes that each director is a recognized person of high integrity with a proven record of success in his or her field. Each director demonstrates critical thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple backgrounds and a commitment to the business and operations of the Company. The Board has also assessed the intangible qualities including the director’s ability to ask difficult questions and, simultaneously, to work collegially.

Insider Trading Policy

We maintain an Insider Trading Policy that applies to all of our directors, officers, employees and related individuals, which we believe is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations and listing standards.

Hedging Policy

Under the Company’s Insider Trading Policy, no officer, director or employee of the Company or its subsidiaries shall, at any time, engage in any transactions involving any hedging or derivatives of Company securities, including trading in futures and derivative securities and engaging in hedging activities relating to our securities, including puts, calls, or other derivate instruments that relate to or involve the Company’s securities.

Clawback Policy

The Board adopted a clawback policy (the “Clawback Policy”) that complies with the final SEC regulations mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Nasdaq Listing Rule 5608. The Clawback Policy provides for recoupment of incentive compensation in the event of an accounting restatement resulting from noncompliance with financial reporting requirements under federal securities laws. The policy applies to current and former executives and requires reimbursement or forfeiture of any excess incentive compensation received by an executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement.

Role of the Board of Directors in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. The Board of Directors has designated three committees. The Audit Committee, the Compensation Committee, and the Nominations Committee each support the Board of Directors by addressing risks specific to its respective areas of oversight. In particular, our Audit Committee is responsible for engaging and overseeing our independent auditor as well as evaluating and discussing our major financial risk exposures. The Audit Committee also reviews the steps management takes to monitor and control such risks, including guidelines and policies to govern the process by which risk assessment and risk management are undertaken. Additionally, the Audit Committee monitors compliance with legal and regulatory requirements and oversees the performance of our internal audit function. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Nominations Committee provides oversight with respect to corporate governance and ethical conduct and monitors the effectiveness of our corporate governance guidelines, including whether such guidelines are successful in preventing illegal or improper liability-creating conduct.

Communications with the Board of Directors

Stockholders and other parties interested in communicating directly with our Board, any Board committee, the independent directors as a group, or any individual director, may send communications directly to us at Atlas Lithium Corporation, Rua Antonio de Albuquerque, 156 – 17th Floor, Belo Horizonte, Minas Gerais, Brazil, 30.112-010, Attention: Corporate Secretary. The Corporate Secretary will maintain a log of such communications and will transmit as soon as practicable such communications to the Board or to the identified director(s), although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by the Corporate Secretary.

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Director Candidates

Nominees for directorship are recommended to the Board by our Chief Executive Officer and other directors, or by stockholders in accordance with the Nominations Committee charter and the Bylaws. The Nominations Committee has a policy in place for the consideration of director candidates recommended by stockholders. To submit recommendations for nomination of director candidates to the Board, stockholders must meet the requirements set forth in Appendix B of the Nominations charter and submit the recommendation in writing to the Nominations Committee, c/o the Company’s Corporate Secretary at its principal offices, in accordance with, and including the information as set forth in, Appendix B of the Nominations Committee charter.

The Board seeks candidates who possess the background, skills, experience, expertise, integrity, and degree of commitment necessary to make a significant contribution to the Board. In connection with its evaluation of a nominee, the Board takes into account all applicable laws, rules, regulations and listing standards and considers other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and non-employee or independent directors, the need for Audit Committee expertise, and its evaluation of other prospective nominees.

The Nominations Committee may retain, as appropriate, search firms to assist in identifying qualified director candidates. The Nominations Committee will generally look for individuals who have the following minimum qualifications: high ethical standards, integrity, sound business judgment, no conflicts of interest, achievement in one or more field of business, business understanding and a willingness to devote adequate time to Board duties.

The Nominations Committee reviews our Board composition and potential additions while striving to maintain and grow an interdisciplinary and broad skill-set that complements the business. The Nominations Committee may consider certain factors related specifically to our business when identifying, considering and evaluating a potential candidate, including, but not limited to:

●	Knowledge of the mining industry;

●	Accounting or related financial management expertise;

●	Experience executing growth and merger and acquisition strategies, to support the strategic plan for the Company;

●	International exposure and richness of cultural background and experience with global markets; and

●	Leadership experience at an executive level with understanding of the development and implementation of strategies in the lithium mining industry.

The Nominations Committee has not assigned specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. In the evaluation of potential new candidates, the Nominations Committee considers each candidate’s qualifications in light of the then-current mix of Board attributes, including professional experience, education, skill and other individual qualities and attributes that it believes will strengthen the Board as a whole and bring different viewpoints to the boardroom. Continuing directors are evaluated by the Nominations Committee in the same way, including the continuing director’s past contributions to the Board in such evaluation.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and agents and representatives, including consultants. A copy of the code of business conduct and ethics is available on our website at https://www.atlas-lithium.com/our-team/code-of-ethics/. We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or our directors on our website identified above. The inclusion of our website address does not include or incorporate by reference the information on our website into this document.

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MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Our Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominations Committee. Each of the committees reports to the Board. Members serve on these committees until their resignation or until otherwise determined by our Board. The composition, duties and responsibilities of these committees are set forth below. The charters adopted by the Audit, Compensation and Nominations Committees are available on our website at www.atlas-lithium.com/our-team/corporate-governance/. Information appearing on our website is not incorporated by reference into this Proxy Statement.

Our Board has affirmatively determined that all of the members of our Audit, Compensation and Nominations Committees are independent as defined under Nasdaq Rules. The Board also has determined that all members of the Audit Committee meet the independence requirements contemplated by Nasdaq Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, in determining the independence of all members of our Compensation Committee, the Board took into account the additional independence considerations required by the Nasdaq Rules and Rule 10C-1 of the Exchange Act relating to Compensation Committee service.

Audit Committee

We have established a written charter for our Audit Committee, available on the Company’s website, in which we set forth the duties of the Audit Committee that include, among other matters, oversight responsibilities with respect to the integrity of our financial statements, our compliance with legal and regulatory requirements, the external auditor’s qualifications, independence, and performance, and the performance of our internal audit function as applicable. The Audit Committee’s primary duties and responsibilities are to:

●	oversee our accounting and financial reporting processes and the audits of our financial statements;

●	identify and monitor the management of the principal risks that could impact our financial reporting;

●	monitor the integrity of our financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance;

●	provide oversight of the qualifications, independence, and performance of our external auditors and the appointed actuary;

●	provide an avenue of communication among the external auditors, the appointed actuary, management, and the Board; and

●	review the annual audited and quarterly financial statements with management and the external auditors. The Audit Committee is also responsible for discussing policies with respect to risk assessment and risk management, including regularly reviewing our cybersecurity and other information technology risks, controls, and procedures and our plans to mitigate cybersecurity risks and respond to data breaches.

The current members of our Audit Committee are Ambassador Roger Noriega, Cassiopeia Olson, Esq. and Stephen R. Petersen, CFA, with Mr. Petersen serving as the chair of the Audit Committee. Each member of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq, and the Board has determined that Mr. Petersen is an “audit committee financial expert” as that term is defined by the applicable rules of the SEC.

Compensation Committee

The Board has delegated to the Compensation Committee the authority to, among other things, make recommendations to the Board relating to compensation of the Company’s executives and officers, produce an annual report on executive compensation to the extent required, review management recommendations relating to compensation policies, retain independent consultants and other experts, make recommendations to the Board with respect to incentive compensation plans, and take other such actions as may be requested or required by the Board from time to time. Our Chief Executive Officer makes recommendations regarding the compensation of the executive officers and directors of the Company (other than his own compensation) to the Compensation Committee. Such recommendations are reviewed by the Compensation Committee, which then makes recommendations to the Board for approval. Our Chief Executive officer does not participate in the decisions with respect to his own compensation. As a smaller reporting company, the Company is exempt from the requirements of providing a Compensation Committee report. The Company does not currently retain a compensation consultant.

The current members of the Compensation Committee are Ambassador Roger Noriega and Cassiopeia Olson, Esq.

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Nominations Committee

The Nominations Committee is responsible for, among other things, assisting the Board by identifying qualified candidates for director, and recommending to the Board the director nominees for the next annual meeting of stockholders, leading the Board in its annual review of the Board’s performance, recommending to the Board director nominees for each Board committee and developing and recommending to the Board corporate governance guidelines applicable to the Company. The current members of the Nominations Committee are Cassiopeia Olson, Esq. and Stephen R. Petersen, CFA.

Meetings of the Board of Directors

In fiscal year 2024, our Board met or acted by written consent 25 times, and the standing committees of the Board met or acted by written consent as follows: Audit Committee, 8 times; Compensation Committee, 1 time; and Nominations Committee 1 time. In addition, during the last fiscal year, all directors attended at least 75% of the aggregate of (1) the number of meetings of the Board held during the period for which he or she has been a director and (2) the number of meetings held by all committees of the Board on which he or she served during the periods that he or she served. The Board does not have a formal policy regarding attendance by directors at the annual meeting of stockholders, but it is expected that directors will attend unless unavoidably prevented from doing so by unforeseen circumstances. All members of our Board attended our 2024 annual meeting of the stockholders.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Board is nominating five (5) directors for election to serve until the next annual meeting or until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

The Company’s current directors are Marc Fogassa, Ambassador Roger Noriega, Cassiopeia Olson, Esq., Stephen R. Petersen, CFA and Rodrigo Menck, each of whom is being nominated for election at the Annual Meeting. Each of the nominees has agreed to stand for election and has indicated he or she is willing to serve as a member of the Board. There are no family relationships among our directors and director nominees, or between our directors, director nominees and executive officers. There are no arrangements of understandings between or among our executive officers and directors pursuant to which any director was or is to be selected as a director or officer. Ages are as of the date of the Annual Meeting.

Marc Fogassa	Director since 2012

Marc Fogassa has been a director and our Chairman and Chief Executive Officer since 2012. He has extensive experience in venture capital and public company chief executive management. He has served on boards of directors of multiple private companies in various industries, and has been invited to speak about investment issues, particularly as related to Brazil. Mr. Fogassa double majored at the Massachusetts Institute of Technology (M.I.T.), graduating with two Bachelor of Science degrees in 1990. He later graduated from the Harvard Medical School with a Doctor of Medicine degree in 1995, and also from the Harvard Business School with a Master of Business Administration degree in 1999 with Second-Year Honors. At Harvard Business School, he was Co-President of the Venture Capital and Private Equity Club. Mr. Fogassa was born in Brazil and is fluent in Portuguese and English. Mr. Fogassa is also the Chairman and Chief Executive Officer of Atlas Critical Minerals Corporation, our consolidated subsidiary. Mr. Fogassa serves as a director because of his experience in the management of public companies in mineral exploration and his understanding of Brazil, the jurisdiction where we operate.

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Ambassador Roger Noriega	Director since 2012

Ambassador Roger Noriega has extensive experience in Latin America. Ambassador Noriega was appointed by President George W. Bush and confirmed by the U.S. Senate as U.S. Assistant Secretary of State and served from 2003 to 2005. In that capacity, Amb. Noriega managed a 3,000-person team of professionals in Washington and in 50 diplomatic posts to design and implement political and economic strategies in Canada, Latin America, and the Caribbean. Prior to this assignment, Amb. Noriega served as U.S. Ambassador to the Organization of American States from 2001 to 2003. Since 2009, Amb. Noriega has been the Managing Director of Vision Americas, a Latin America-focused consulting group that he founded. Amb. Noriega has a Bachelor of Arts degree from Washburn University of Topeka, Kansas. Ambassador Noriega serves as a director because of his experience in complex multi-jurisdictional agreements and his business and diplomatic experience with Brazil.

Cassiopeia Olson, Esq.	Director since 2021

Cassiopeia Olson, Esq. is an attorney with extensive experience in international contracts, securities law and venture negotiations. She has represented or engaged in transactions with leading companies in the biomedical, technology and products and services sectors. From 2013 to 2017, Ms. Olson was at Kaplowitz Firm P.C. and from 2017 to January 2020, she was an attorney with the Crone Law Group. From February 2020 to May 2022 Ms. Olson was an attorney with Ellenoff Grossman & Schole LP. She has been with Mitchell Silberberg & Knupp since May of 2022. She received a B.A. in Economics and Finance from Loyola University in Chicago, and a J.D. from The John Marshall School of Law. Ms. Olson serves as a director because of her experience with working with large multinational companies in complex transactions and her knowledge of U.S. securities law.

Stephen R. Petersen, CFA	Director since 2021

Stephen R. Petersen has over 40 years of experience in the capital markets and investment management. Since 2013, he has been a Managing Director and member of the Investment Committee at Prio Wealth, an independent investment management firm with over $3 billion in assets under management. Previously, Mr. Petersen served as Senior Vice President, Investments at Fidelity Investments for approximately 32 years. During his tenure at Fidelity, Mr. Petersen served as a Portfolio Manager and Group Leader of The Fidelity Management Trust Company and was responsible for managing several equity income and balanced mutual funds such as Fidelity Equity Income Fund (1993-2011), Fidelity Balanced Fund (1996-1997), Fidelity VIP Equity-Income Fund (1997-2011), Fidelity Puritan Fund (2000-2007), Fidelity Advisor Equity-Income Fund (2009-2011), and Fidelity Equity-Income II (2009-2011). He began his career at Fidelity as an Equity Analyst. Mr. Petersen received a B.B.A. in Finance and an M.S. in Finance from the University of Wisconsin-Madison. Mr. Petersen serves on the Board of the University of Wisconsin Foundation and Chairs its Investment Committee. He also is Co-Chair of the Executive Committee for the Catholic Schools Foundation Inner-City Scholarship Fund. Mr. Petersen is a Chartered Financial Analyst. Mr. Petersen serves as a director because of his experience with capital markets and his knowledge of finance including expertise with financial statements.

Rodrigo Menck	Director since 2024

Rodrigo Nazareth Menck has served as the Chief Financial Officer of Atlas Critical Minerals Corporation, a subsidiary of the Company, since September 2024, and since September 2023 has been an advisor to Atlas Lithium covering a range of topics, including operational readiness and interface with institutional investors. Previously, from January 2023 to July 2023, Mr. Menck was the Chief Financial Officer of Sigma Lithium Corp., a Canadian publicly listed company. Between February 2019 and July 2022, Mr. Menck held the position of Senior Vice President of Finance & Group CFO at Nexa Resources SA, a NYSE & TSX listed company, controlled by the traditional Brazilian group Votorantim. From April 2016 to January 2019, he was the Global Treasurer at Nexa Resources. From January 2011 to March 2016, Mr. Menck was an Investment Director at the Odebrecht group in Brazil. From May 2008 to January 2011 Mr. Menck held positions at Braskem SA, a large Brazilian petrochemical company. From January 1996 to May 2008, Mr. Menck had a 12-year career in several Brazilian and international banks based in Brazil, such as BankBoston, Banco Francês e Brasileiro, WestLB, Citibank and BNP Paribas, holding several different positions such as Trader, Trade Finance Manager, Securitization Officer, Product Manager, DCM & Export Finance Structurer and Relationship Manager, while covering a variety of clients in a diverse range of segments in Brazil. Mr. Menck has a degree in Business Administration, and an MBA in Economics of the Financial Sector, both from the University of São Paulo in Brazil. Mr. Menck is fluent in Portuguese, English and Spanish and is a Certified CFO by the Brazilian Institute of Financial Executives in Brazil. Mr. Menck serves as a director because of his extensive experience with the Brazilian mining and financial sectors.

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Our Board UNANIMOUSLY recommends that you vote “FOR”

the election of each of the director nominees.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF PIPARA & CO. LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR 2025 FISCAL YEAR

The Audit Committee has appointed Pipara & Co. LLP (“Pipara”) to serve as our independent registered public accounting firm for our 2025 fiscal year and is soliciting your ratification of that appointment.

The Audit Committee has responsibility for appointing our independent registered public accounting firm and stockholder ratification is not required; however, as a matter of good corporate governance, the Board is soliciting your vote on this proposal. If the appointment of Pipara is not ratified by the stockholders, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of Pipara. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Pipara are expected to be present at the Annual Meeting, to make a statement, if they choose, and to respond to appropriate questions.

Our Audit Committee and Board of Directors unanimously recommend that you vote “FOR” the ratification of the appointment of PIPARA & Co. LLP as our independent registered public accounting firm for our 2025 fiscal year.

AUDIT RELATED MATTERS

Audit Fees

The following table presents fees for professional services rendered to us by Pipara for services in respect of the years ended 2024 and 2023.

Fee Type	2024	2023
Audit Fees (1)	$228,650	$88,000
Audit-Related Fees (2)	32,500	27,500
Tax Fees (3)	—	—
All Other Fees (4)	—	—
Total	$261,150	$115,500

(1)	“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by Pipara in connection with statutory and regulatory filings or engagements.

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(2)	“Audit-Related Fees” consist of fees billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” consist of fees billed for professional services rendered by Pipara for tax compliance, tax advice and tax planning. There were no such fees billed by Pipara during the last two fiscal years.

(4)	“All Other Fees” consist of fees billed for products and services other than the services reported in Audit Fees, Audit-Related Fees, and Tax Fees. There were no such fees billed by Pipara during the last two fiscal years.

Pre-Approval Policies and Procedures

All services performed by, and fees paid to, Pipara for our fiscal years ended December 31, 2024, and 2023 were approved by our Audit Committee. Before Pipara is engaged to perform services, the engagement is approved by our Audit Committee.

Change of Independent Registered Public Accounting Firm

On May 3, 2024, the SEC entered an order instituting settled administrative and cease-and-desist proceedings against BF Borgers CPA PC (“Borgers”) and its sole audit partner, Benjamin F. Borgers CPA, permanently barring Mr. Borgers and Borgers (collectively, “BF Borgers”) from appearing or practicing before the SEC as an accountant (the “Order”). In light of the Order, on May 6, 2024, the Audit Committee unanimously approved to dismiss BF Borgers as the Company’s independent registered public accounting firm and BF Borgers was dismissed on May 6, 2024.

BF Borgers’ reports on the financial statements of the Company as of and for the fiscal years ended December 31, 2023 and December 31, 2022 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2023 and December 31, 2022, and through May 6, 2024 (the date of BF Borgers’ dismissal), there were no disagreements with BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to BF Borgers’ satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such year. During the fiscal years ended December 31, 2023, and December 31, 2022, and through May 6, 2024, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

In the May 3, 2024 “Staff Statement on the Issuer Disclosure and Reporting Obligations in Light of Rule 102(e) Order Against BF Borgers CPA PC,” the SEC advised registrants that they may indicate in their SEC filing that their prior auditor is no longer permitted to appear or practice before the SEC, in lieu of including a letter from BF Borgers stating whether it agrees with our disclosures under Item 304 of Regulation S-K. In light of the Order and the staff statement, the Company did not request BF Borgers to furnish the Company with such letter.

On May 7, 2024, the Audit Committee unanimously approved the engagement of Pipara & Co LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The engagement letter with Pipara was signed on May 9, 2024.

During the two most recent fiscal years and in the subsequent interim period through May 9, 2024, neither the Company nor anyone on its behalf has consulted with Pipara with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Pipara concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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AUDIT COMMITTEE REPORT

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with generally accepted accounting principles and applicable laws and regulations. Pipara, who were engaged as our independent auditors in 2024, were responsible for performing an independent audit of our financial statements in accordance with the standards of the United States Public Company Accounting Oversight Board (PCAOB) and expressing an opinion as to the conformity of our financial statements with generally accepted accounting principles.

In performing its oversight role, the Audit Committee has:

●	Reviewed and discussed the audited consolidated financial statements with the Company’s management and discussed with Pipara, independent registered public accounting firm for the Company, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC;

●	Received from Pipara the written communications required by applicable requirements of the PCAOB regarding Pipara’s independence, discussed with Pipara its independence, and concluded that Pipara is independent from the Company and its management; and

●	After review and discussions with management and Pipara, recommended to the Board that the audited consolidated financial statements for the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

Respectfully Submitted:

Stephen R. Petersen, CFA (Chair)

Ambassador Roger Noriega

Cassiopeia Olson, Esq.

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PROPOSAL THREE: APPROVAL OF THE NON-EMPLOYEE DIRECTOR COMPENSATION

In 2023, the Board determined that the annual compensation of the Company’s non-employee directors should consist of non-qualified stock options, granted at the beginning of each year, to purchase 10,000 shares of our common stock, at an exercise price of $0.0075 per share, with monthly vesting over a one year period (the “Annual Director Compensation”). Each of Ambassador Noriega, Ms. Olson, Mr. Petersen and Mr. Menck is eligible to participate in the Annual Director Compensation and was granted stock options in January 2025. These stock options will be cancelled if stockholder approval is not received. Our common stock is listed on the Nasdaq Stock Market LLC under the symbol “ATLX”. On April 1, 2025, the closing price of our common stock on the Nasdaq was $5.28 per share. In addition to the Annual Director Compensation, in connection with the appointment of Mr. Menck to the Board on August 16, 2024, the Board approved the issuance of 10,000 time-based restricted stock units (“RSUs”) to Mr. Menck, which vest monthly in six equal installments, beginning September 1, 2024, which were granted pursuant to the Company’s 2023 Stock Incentive Plan and approval for which is not being requested.

New Plan Benefits Table –Annual Director Compensation

Name and Position	Number of Options
Ambassador Roger Noriega, independent director	10,000
Cassiopeia Olson, Esq., independent director	10,000
Stephen R. Petersen, CFA, independent director	10,000
Rodrigo Nazareth Menck, director	10,000
Non-executive directors (as a group)	40,000

Certain U.S. Federal Income Tax Consequences. No income is generally recognized by directors at the time a non-qualified stock option is granted. Generally (i) at exercise, ordinary income will be recognized by the director in an amount equal to the difference between the option exercise price and the fair market value of the Company’s common stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares acquired upon exercise have been held.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE NON-EMPLOYEE DIRECTOR COMPENSATION.

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PROPOSAL FOUR: AMENDMENT OF THE 2023 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN

At the Annual Meeting, stockholders are being asked to approve an amendment to the Company’s 2023 Stock Incentive Plan (the “Plan”) to increase the number of shares of our common stock reserved for issuance under the Plan by 1,000,000 shares (the “Plan Amendment”). The Board has determined that it is in the best interest of the Company and its stockholders to approve this proposal. Upon the recommendation of the Compensation Committee, the Board unanimously approved the Plan Amendment, subject to stockholder approval, and recommends that stockholders vote in favor of this proposal at the Annual Meeting.

As of April 1, 2025, the number of shares remaining available for issuance under the Plan was 53,884, which does not allow the Company to use the Plan, and awards granted under the Plan, as an effective incentive and retention tool for its employees, officers, directors, and consultants. Absent sufficient equity incentives, we would need to consider additional cash-based incentives to provide competitive total compensation packages to attract, retain and motivate the talent that is critical to driving our success. Replacing equity incentives with payment of cash incentives would then reduce the cash available for our operations, the execution of our strategy and other corporate purposes.

If stockholders approve this proposal, the Plan Amendment will become effective as of the date of stockholder approval. If stockholders do not approve this proposal, the Plan will continue to be administered in its current form and the share reserve will not be increased.

Our executive officers and directors have an interest in this proposal by virtue of being eligible to receive equity awards under the Plan. The benefits or amounts to be received by or allocated to participants and the number of shares to be granted under the Plan cannot be determined at this time because the amount and form of grants to be made to any eligible participant in any year is determined at the discretion of the Board.

The foregoing description of the Plan Amendment is qualified in its entirety by the terms of the Plan, as amended by the Amendment, a copy of which is attached to this Proxy Statement as Annex A. For additional information about the Plan, please refer to our Revised Definitive Information Statement on Schedule 14C filed with the SEC on June 5, 2023.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” AMENDING THE 2023 STOCK INCENTIVE PLAN TO increase the number of shares of Common Stock reserved for issuance.

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EXECUTIVE OFFICERS

The following table provides information regarding our executive officers, including their ages, as of the date of filing of this Proxy Statement:

Name	Age	Position
Marc Fogassa	58	Chairman and Chief Executive Officer
Tiago Moreira de Miranda	41	Chief Financial Officer, Principal Accounting Officer, Treasurer
Igor Tkachenko	39	Vice President, Corporate Strategy

Biographical information for Mr. Fogassa is disclosed above in the section entitled “Proposal One: Election of Directors.”

Tiago Moreira de Miranda	Officer since 2024

Tiago Moreira de Miranda has been our Chief Financial Officer, Principal Accounting Officer, and Treasurer, since July 2024. From February 2024 until July 2024, Mr. Miranda was the Chief Financial Officer of Apollo Resources Corporation, a private company and subsidiary of Atlas Lithium, which in November 2024 merged with Jupiter Gold Corporation, another subsidiary of Atlas Lithium, with Jupiter Gold Corporation surviving the merger under a new corporate name, Atlas Critical Minerals Corporation. In such capacity, Mr. Miranda managed all of Apollo Resources’ financial and administrative related processes, including treasury, accounting, tax, and financial planning and budgeting. Previously, from May 2020 to December 2023, Mr. Miranda was the senior financial officer for the Brazilian operations of Horizonte Minerals Plc., a British publicly listed company with two nickel projects in Brazil. During his tenure, he successfully contributed to securing project financing of US$713 million for a ferronickel project and an additional $300 million Brazilian real credit facility with Banco da Amazônia. Between November 2019 to April 2020, Mr. Miranda held the position of Financial Controller for the Brazilian operations at Equinox Gold, a Canadian publicly listed gold producer. From March 2008 to October 2019, Mr. Miranda served as the Controller of Ferrous Resources Ltd., an iron producer partially owned by Icahn Enterprises, a NYSE-listed company. He actively contributed to the development of company projects from exploration through construction and operation and was also heavily involved in Ferrous Resources’ US$550 million sale to Vale S/A, the largest Brazilian mining company. From September 2005 to March 2008, Mr. Miranda was an auditor with Deloitte Touche Tohmatsu in Brazil. He has an undergraduate degree in Business Administration and Accounting, and a Master of Business Administration, both from IBMEC in Brazil. Mr. Miranda is fluent in Portuguese, English and Spanish.

Igor Tkachenko	Officer since 2023

Igor Tkachenko has been our Vice President, Corporate Strategy since 2023. Mr. Tkachenko has served as a strategic advisor to us since 2021, lending his leadership talents and private sector experience to further the company’s mission to become a leading hard-rock lithium provider for the green energy transition. In 2022, Igor Tkachenko began consulting for us as our Director of Strategic Development, overseeing the rapid expansion of our investor relations efforts. He participated in the design and execution of our organizational growth strategy that led to our successful up-listing to Nasdaq in January 2023. Mr. Tkachenko graduated from the emergency medicine residency in 2019, after which he worked clinically at the University of Tennessee Medical Center and served as a Clinical Assistant Professor at the University of Tennessee Graduate School of Medicine. Mr. Tkachenko transitioned from his academic role to take on an executive position with us and began serving as our Vice President of Corporate Strategy in 2023. His education includes a Bachelor of Science (Summa Cum Laude) and a Doctor of Medicine degrees.

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EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program in the fiscal year ended December 31, 2024, for our “named executive officers.” As a smaller reporting company, the SEC defines our named executive officers as (i) our Chief Executive Officer; (ii) our two most highly compensated executive officers other than the Chief Executive Officer, who were serving as such as of December 31, 2024; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to (ii) but for the fact they were not serving as an executive officer at the end of the year. We have identified the following individuals as our named executive officers according to this definition:

●	Marc Fogassa, our Chief Executive Officer and Chairman;
●	Tiago Miranda, our Chief Financial Officer and Treasurer;
●	Gustavo Aguiar, our former Chief Financial Officer and Treasurer;
●	Igor Tkachenko, our Vice President of Corporate Strategy; and
●	Brian Talbot, our former Chief Operating Officer and director.

The primary objectives of our executive compensation programs are to attract and retain talented executives to effectively manage and lead us. The compensation packages for our named executive officers generally include a base salary, an annual cash bonus and equity. In 2024, we provided our stockholders an opportunity to provide feedback on our executive compensation through an advisory vote at our annual stockholder meeting. A majority of stockholders indicated approval of the compensation of the named executive officers, with approximately 97% of the shares that voted on such matter voting in favor of the proposal. Additionally, in 2024, stockholders were asked to approve, on an advisory basis, in favor of having a stockholder vote to approve the compensation of our named executive officers every two years. A majority of stockholders indicated approval of having a stockholder vote to approve the compensation of our named executive officers every two years, with approximately 94% of the shares that voted on such matter voting in favor of the proposal. Based on these results and consistent with the previous recommendation and determination of our Board, we intend to hold the next non-binding advisory vote on executive compensation in 2026.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)		Option Awards ($) (1)		Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($) (2)	Total ($)
Marc Fogassa, Chairman and	2024	-		-	624,539	(3)	12,474,639	(4)	1,433,615	(3)	131,182	14,663,975
Chief Executive Officer	2023	-		-	607,786	(3)	2,133,410	(5)	624,539	(3)	34,645	3,400,200
Tiago Moreira, Chief Financial Officer	2024	101,855	(6)		466,912	(7)	-		18,000	(6)	6,932	593,699
Gustavo Aguiar,	2024	103,861	(8)	-	-		-		93,000	(9)	51,601	248,462
Former Chief Financial Officer	2023	133,692	(8)	-	-		-		47,520	(9)	3,476	184,688
Igor Tkachenko, VP, Corporate Strategy	2024	420,000	(10)	-	-		-		-		-	420,000
	2023	210,000	(10)	-	4,234,498	(11)	-		-		-	4,444,498
Brian Talbot, former Chief Operating Officer and director	2024	275,000	(12)	-	615,792	(13)	-		-		-	890,792

(1)	The amounts in these columns reflect the fair value of stock awards and stock options calculated and amortized in accordance with FASB ASC Topic 718. Please see Note 5 to the consolidated financial statements for the year ended December 31, 2024, contained in our Annual Report for the assumptions used in the calculation of grant date fair values pursuant to FASB ASC Topic 718.

(2)	All Other Compensation includes retirement plans, disability, medical, dental and vision insurance coverage benefits. The amount shown for Mr. Fogassa in 2024 also includes a total of $65,590 of Company contributions to Mr. Fogassa’s retirement savings plan, as provided for in his amended and restated employment agreement. The amounts shown for Mr. Aguiar in 2024 includes the payment of $30,000 for accrued vacation when he resigned.

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(3)	Pursuant to the terms of Mr. Fogassa’s amended and restated employment agreement, his performance bonus for each calendar year is earned when the level of achievement is determined by the Board in the calendar year following the corresponding performance year. Such amount is paid half in cash and half in fully vested shares of common stock granted after the performance bonus is determined. The amount shown in the Non-Equity Incentive Plan Compensation column (and, as a result, the Total column) for 2023 has been revised to reflect an additional $170,787 earned by Mr. Fogassa and paid in cash, as previously disclosed in the Amendment No. 1 to the Company’s Annual Report for the fiscal year ended December 31, 2023, filed on Form 10-K/A with the SEC on November 8, 2024 (the “Form 10-K/A”). The amount shown in the Stock Awards column for 2024 represents the grant of fully vested shares of common stock during the calendar year of 2024 for performance in the calendar year 2023, including the additional amount he was entitled to as disclosed in the Form 10-K/A. Stock awards for payment of fiscal 2024 performance were approved and issued in calendar 2025 and will be disclosed in the proxy statement for calendar 2025.

(4)	Represents the grant date fair value of the non-qualified stock options granted to Mr. Fogassa on January 1, 2024, calculated in accordance with FASB ASC Topic 718. The amount does not reflect the actual economic value that will be realized by Mr. Fogassa upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(5)	Represented options to purchase 30,000 shares of Series D Convertible Preferred Stock. All of the options to purchase Series D Convertible Preferred Stock have been exercised and there are no such options currently outstanding.

(6)	The amount included in the Salary column represents Mr. Miranda’s base salary of $15,000 per month and Mr. Miranda’s monthly fee of $7,500 paid by Atlas Critical Minerals for supervising the internal accounting and other financial-related functions of the subsidiary. The amount in the Non-Equity Incentive Compensation column represents the bonus earned based on the accomplishment of performance metrics.

(7)	Represent the fair value of the 40,000 time-based restricted stock units (“RSUs”) granted to Mr. Miranda in connection with his appointment as our Chief Financial Officer, which RSUs will vest annually in four equal installments starting the first month after his employment start date.

(8)	Represents Mr. Pereira de Aguiar’s base salary of (i) $9,500 per month through August 31, 2023, and (ii) $15,000 per month, effective as of September 1, 2023, and through his resignation in July 2024.

(9)	Pursuant to his employment agreement, Mr. Pereira de Aguiar was entitled to a cash bonus tied to certain performance metrics. Mr. Pereira de Aguiar resigned from the Company on July 17, 2024.

(10)	Mr. Tkachenko was appointed Vice President, Corporate Strategy in September 2023 and the amount shown represents a pro-ration of his annual base salary of $420,000 for 2023 and full amount for 2024. As described under “Igor Tkachenko Agreement,” below, beginning October 1, 2024, Mr. Tkachenko’s salary is paid in shares of common stock. In January 2025, Mr. Tkachenko was issued 13,275 shares in payment of his salary earned from October 1 through December 31, 2024.

(11)

Represents 80,000 shares of common stock granted to Mr. Tkachenko as a bonus during his consultancy period, prior to becoming an executive officer, and 40,533 shares issued pursuant to Mr. Tkachenko’s employment agreement based on us achieving certain market capitalization milestones that, in the aggregate, had a grant date fair value of $2,957,912. The amount in the table also includes $1,276,585 related to our contingent obligation to issue shares of common stock pursuant to Mr. Tkachenko’s employment agreement, as described under the “Igor Tkachenko Agreement,” below. This amount was calculated based on a Monte Carlo Simulation valuation in accordance with FASB ASC Topic 718 as of the date of the employment agreement, including an assumed 127,635 shares of common stock to be issued, as further described in Note 5 to the consolidated financial statements for the year ended December 31, 2023, contained in our Form 10-K/A. The Monte Carlo Simulation valuation performed on December 31, 2023 was updated as of December 31, 2024, resulting in an increase in the assumed number of shares from 127,635 to 160,145. Such update did not result in any increase to the fair value previously calculated. Mr. Tkachenko did not vest in any shares based on the achievement of the market capitalization milestones in 2024.

If we ultimately issue shares to Mr. Tkachenko in excess of the amount included in the assumptions used in the Monte Carlo Simulation valuation, we will report the value of such additional shares in the Summary Compensation Table for the year in which such shares are actually issued.

(12)	Represents the monthly salary of $55,000 per month paid to Mr. Talbot. Mr. Talbot resigned from the Company on August 16, 2024.

(13)	Represents the fair value of 83,000 shares of our common stock that vested.

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Narrative to Summary Compensation Table

Marc Fogassa Agreement

On December 31, 2020, our Board approved an amendment and restatement of the employment agreement between us and Mr. Fogassa, our Chief Executive Officer (“A&R Employment Agreement”). Under the A&R Employment agreement, Mr. Fogassa no longer received a salary payable in cash, which under the terms of the prior agreement was for an amount of $250,000 per annum. Instead, he was to be granted non-qualified stock options on a monthly basis to purchase 33,333 shares of common stock at an exercise price of $0.0075 per share. Pursuant to the A&R Employment Agreement, Mr. Fogassa is also entitled to incentive compensation payable half in cash and half in fully vested shares of common stock upon the achievement of certain book value metrics, as set forth in the A&R Employment Agreement. In December 2023, the Board approved Mr. Fogassa receiving stock option compensation on an annual, rather than monthly, basis. In 2024, pursuant to Mr. Fogassa’s election to receive options to purchase shares of our common stock, Mr. Fogassa was granted an annual award of stock options to purchase 399,966 shares of common stock.

Under the A&R Employment Agreement, Mr. Fogassa is entitled to a housing benefit of up to $5,000 per month for a primary or secondary residence out of the United States. We shall pay all costs of reasonable medical, dental, vision, long-term disability, and short-term disability to Mr. Fogassa, and to his spouse or partner and children under the age of 21, at reasonable plans chosen by Mr. Fogassa. Mr. Fogassa is also entitled to an annual contribution by the Company of the maximum amount allowable to a simplified employee pension plan (SEP-IRA). Unless declined by Mr. Fogassa, we shall pay the annual premium costs of a life insurance policy for Mr. Fogassa in the amount of $5,000,000 for payment to his designated beneficiaries. In the event of termination of employment by us, we shall immediately make a payment to Mr. Fogassa equal to $500,000. If upon the completion of a change of control, or other corporate event, Mr. Fogassa is no longer our Chief Executive Officer, or the Chief Executive Officer of our new controlling person, as the case may be, then we shall immediately make a payment to Mr. Fogassa equal to $2,000,000.

Tiago Moreira de Miranda Agreement

On July 23, 2024, we entered into an employment agreement with Tiago Miranda, our Chief Financial Officer that provides that in consideration for his services as our Chief Financial Officer, Mr. Miranda is entitled to: (i) receive cash compensation of $15,000 per month; (ii) have the opportunity, based on achieving certain specific performance metrics, to earn an annual performance bonus of up to $45,000 and an annual discretionary bonus of up to $15,000; (iv) receive 40,000 time-based restricted stock units (“RSUs”) to be granted pursuant to our 2023 Stock Incentive Plan, which shares will vest annually in four equal installments, with vesting period starting the first month after his employment start date. Additionally, if during the first 12 months of his employment, calculated from his employment start date, Mr. Miranda’s employment is terminated by us for any reason, 25% of his RSUs will vest immediately upon termination. Mr. Miranda receives separate compensation for supervising the internal accounting and other financial-related functions for Atlas Critical Minerals, a subsidiary of Atlas Lithium.

Gustavo Pereira de Aguiar Agreement

On March 15, 2022, Gustavo Pereira de Aguiar, our former Chief Financial Officer, entered into an agreement with us, effective March 16, 2022 (“Start Date”), pursuant to which Mr. Aguiar served as our Chief Financial Officer (the “GPA Employment Agreement”).

Under the GPA Employment Agreement, Mr. Aguiar received a signing bonus totalling $25,000, and was entitled to base cash compensation of $9,500 per month and a maximum annual bonus of $45,000, with the amount received conditioned on the filing by us, on an annual basis, of one Form 10-K and three Forms 10-Q with the SEC. Further, on the Start Date, for the purchase price of $1.00, Mr. Aguiar was granted 85,019 restricted stock units (“RSUs” and the RSU grant, “GPA RSU Grant”), which vests over four years in four tranches. The first and the second tranche of the GPA RSU Grant vested on March 16, 2023, and March 16, 2024, respectively and Mr. Pereira de Aguiar was issued 21,255 shares of our common stock on each respective vesting date.

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The agreement was terminable at any time by mutual agreement of the parties and at any time for any reason or no reason by either party, with prior written notice of thirty days to the other party; provided, that if Mr. Aguiar’s employment was terminated for any reason by us other than gross negligence or wilful malfeasance, the GPA Grant shall be deemed to be fully vested immediately upon such termination. The agreement provided for a payment of $60,000 if such termination occurred before the first-year anniversary of the Start Date, and a payment of $30,000 if such termination occurred before the second anniversary of the Start Date.

In December 2023, the Board approved certain amendments to Mr. Aguiar’s compensation, pursuant to which, (i) effective September 1, 2023, he was entitled to a base salary of $15,000 per month, (ii) for calendar year 2024, Mr. Aguiar’s performance-based bonus entitled him to earn a cash payment equal to five times his then monthly salary upon the achievement of certain goals related to his duties as Chief Financial Officer, and (iii) his GPA Grant was amended to provide for immediate vesting upon a change in control.

On July 17, 2024, Mr. Aguiar resigned as our Chief Financial Officer (serving as the principal financial and accounting officer) and Treasurer. Mr. Aguiar’s resignation was not due to any disagreement with us on any matter relating to our operations, policies or practices. Mr. Aguiar left to work with his father on a real estate business opportunity.

Igor Tkachenko Agreement

On September 30, 2023, we entered into an employment agreement with Igor Tkachenko that provides for a term through December 31, 2026, subject to renewal by mutual consent. The agreement provides that Mr. Tkachenko will serve as our Vice President of Corporate Strategy and will be entitled to a base salary of $420,000 per year. Additionally, Mr. Tkachenko will have the right to receive shares of our common stock equal to 0.2% of the shares of common stock then outstanding when and if our market capitalization reaches $200 million, $300 million, $400 million, $500 million, $600 million, $800 million and $1 billion. The agreement further provides that in the event that we undergo a change in control (as defined in our 2023 Stock Incentive Plan) and any of the foregoing performance requirements have not been met, Mr. Tkachenko’s right to receive such shares will be accelerated. The agreement also contains a non-compete provision pursuant to which Mr. Tkachenko has agreed not to engage in competitive activities during his employment period and for a period of one year thereafter.

On September 5, 2024, we entered into an Amendment to Employment Agreement with Mr. Tkachenko, effective on October 01, 2024, which provides for his base salary to be paid in monthly installments in shares of our common stock. The amendment further provides that the payments may revert back to cash payments by mutual agreement of the parties.

Brian Talbot

Mr. Talbot was appointed by the Board as Chief Operating Officer, effective as of April 1, 2024. In connection with his appointment as an officer and director, the compensation to Mr. Talbot consisted of (i) a monthly salary of $55,000 and (ii) the following equity awards:

(a)	75,000 shares of our common stock;

(b)	10,000 time-based restricted stock units (“RSUs”), such awards to vest monthly in six equal installments;

(c)	50,000 performance-based RSUs, such awards to be granted on the delivery of the Definitive Feasibility Study of our Neves lithium project.

On August 16, 2024, Mr. Talbot resigned as an officer and director. As a result of the resignation, the 50,000 performance-based RSUs disclosed above were forfeited. As of the date of his resignation, 7,500 time-based RSUs vested and the vesting of an additional 500 time-based RSUs was accelerated in connection with the resignation.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by the named executive officers that were outstanding as of December 31, 2024:

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Marc Fogassa	-	-	-	-	-	-	-	-	-
Tiago Miranda (2)	-	-	-	-	-	40,000	253,200	-	-
Igor Tkachenko (3)	-	-	-	-	-	-	-	160,145	1,013,718
Gustavo Aguiar (4)	-	-	-	-	-	-	-	-	-
Brian Talbot (4)	-	-	-	-	-	-	-	-	-

(1)	All amounts are based on the closing price of our common stock on December 31, 2024, of $6.33.
(2)	Represents restricted stock units, 10,000 of which vest on each of July 23, 2025, July 23, 2026, July 23, 2027, and July 23, 2028.
(3)	Represents the aggregate number of shares of our common stock that Mr. Tkachenko is entitled to receive pursuant to his employment agreement, if and when our market capitalization reaches $400 million, $500 million, $600 million, $800 million, and $1 billion. The Monte Carlo Simulation valuation performed on December 31, 2023, was updated based on December 31, 2024, and the assumed number of shares increased from 127,635 to 160,145, however there was no increase to the fair value previously calculated.
(4)	These former named executive officers do not have any outstanding equity award at fiscal year-end.

Director Compensation

The following table sets forth a summary of compensation for the fiscal year ended December 31, 2024, that we paid to each director other than our chief executive officer and our former chief operating officer, whose compensation is fully reflected in the Summary Compensation Table set forth above. We do not sponsor a pension benefits plan, a non-qualified deferred compensation plan, or a non-equity incentive plan for directors; therefore, these columns have been omitted from the following table. No other or additional compensation for services was paid to any of the directors. In December 2023, the Board of Directors approved a new compensation program for directors, beginning in 2024, pursuant to which each director receives options to purchase 10,000 shares of our common stock, which vest monthly in equal increments over a one-year period.

Name	Fees Earned or Paid in Cash ($)	Stock Compensation ($)(1)		Option Compensation ($)(1)		Total ($)
Ambassador Roger Noriega	-	-		$312,705	(2)	$312,705
Cassiopeia Olson, Esq.	-	$-		$312,705	(2)	$312,705
Stephen R. Petersen, CFA	-	$-		$312,705	(2)	$312,705
Rodrigo Menck	-	$103,700	(3)	$-		$103,700

(1) The amounts in these columns represent the grant date fair values of the awards calculated in accordance with ASC Topic 718. Please see Note 5 to the consolidated financial statements for the year ended December 31, 2024, contained in our Annual Report for the assumptions used in the calculation of grant date fair values pursuant to FASB ASC Topic 718.

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(2) Pursuant to our director compensation program, the directors were granted 10,000 non-qualified stock options for their services for the year ended December 31, 2024, which are subject to monthly vesting. These options allow the purchase of up to 10,000 shares of common stock at an exercise price of $0.0075 per share.

(3) In connection with Mr. Menck’s appointment as a director, the Compensation Committee of the Board recommended, and the Board subsequently approved, compensation to Mr. Menck consisting of 10,000 time-based restricted stock units (“RSUs”), which shall vest monthly in six equal installments, beginning September 1, 2024, granted pursuant to our 2023 Stock Incentive Plan.

Policies and Practices for Granting Certain Equity Awards

Stock option awards are recommended by the Compensation Committee and approved by the Board, and such option awards are typically granted on or about January 1 of each year in connection with the Company’s annual compensation cycle. The Company does not grant equity awards in anticipation of the release of material non-public information nor does the Company time the release of material non-public information based on equity award grant dates.

Pursuant to the terms of his A&R Employment Agreement, in lieu of a salary, Mr. Fogassa was to be granted non-qualified stock options on a monthly basis to purchase 33,333 shares of common stock at an exercise price of $0.0075 per share. In December 2023, the Board approved Mr. Fogassa receiving stock option compensation on an annual, rather than monthly, basis, which Mr. Fogassa receives automatically on January 1 of each calendar year. In 2024, pursuant to Mr. Fogassa’s election to receive options to purchase shares of our common stock, Mr. Fogassa was granted an annual award of stock options to purchase 399,966 shares of common stock. As set forth in the table below pursuant to Item 402(x)(2) of Regulation S-K, in 2024, Mr. Fogassa was granted the annual stock options within four business days prior to the filing of a Current Report on Form 8-K on January 5, 2024 that disclosed certain amendments to the Company’s compensation arrangement with Gustavo Aguiar that were made in December 2023 as disclosed above under “Narrative to Summary Compensation Table - Gustavo Pereira de Aguiar Agreement.”

Name	Grant date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award	Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information
Marc Fogassa	1/1/2024	399,996	$0.0075	$12,474,639	(0.3)%
Tiago Miranda	–	–	–	–	–
Igor Tkachenko	–	–	–	–	–
Gustavo Aguiar	–	–	–	–	–
Brian Talbot	–	–	–	–	–

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Equity Compensation Plan Information

On May 25, 2023, the Board of Directors approved, and our majority stockholder ratified and confirmed the adoption of the 2023 Stock Incentive Plan. The table below sets forth certain information with respect to the 2023 Stock Incentive Plan as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights issued under the plan (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders (2023 Stock Incentive Plan)	398,145	0.01	(i)	812,076
Equity compensation plans not approved by security holders	–	–	(i)	–
Total	398,145	0.01	(i)	812,076

(i) Excludes restricted stock awards, awards of shares of common stock, as well as RSUs, whether time-based or performance-based, as these awards do not have exercise prices associated with them.

Pay versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. In accordance with Item 402(v) of Regulation S-K, only three years of information is required for smaller reporting companies. Fair value amounts below are computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under generally accepted accounting principles. Total shareholder return has been calculated in a manner consistent with Item 402(v) of Regulation S-K.

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how we or our Compensation Committee views the link between company performance and our named executive officers’ (“NEO”) pay. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

The “Compensation Actually Paid”, which is presented in the table below, is defined by the SEC and does not reflect amounts actually paid, earned or received by our named executive officers. A significant portion of the “Compensation Actually Paid” amounts shown relate to changes in values of unvested awards over the course of the applicable reporting year. Any unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our share price. The ultimate values actually realized by our named executive officers from unvested equity awards, if any, cannot be determined until the awards fully vest and are exercised or settled, as the case may be.

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Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(1)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(3)	Net Loss ($)(4)
2024	$14,663,975	$8,133,828	$538,238	$179,152	$111.05	$44,413,222
2023	$3,400,200	$3,400,200	$1,711,915	$3,193,184	$548.77	$41,990,016
2022	$1,310,310	$1,310,310	$385,176	$450,468	$122.81	$4,628,520

(1)	For each fiscal year, represents amount reported for our principal executive officer (“PEO”) and average amount reported for our non-PEO NEOs, in each case in the Total column of the Summary Compensation Table. For all years, our PEO was the Company’s Chairman and Chief Executive Officer, Marc Fogassa. Our non-PEO NEOs for each of these fiscal years were as follows: 2024 - Tiago Miranda, Gustavo Aguiar, Igor Tkachenko and Brian Talbot; 2023 - Gustavo Aguiar, Igor Tkachenko and Brian Bernier; 2022 – Gustave Aguiar and Brian Bernier. Certain amounts for Mr. Fogassa in 2023 have been revised from those previously reported as disclosed in the footnotes to the Summary Compensation Table.

(2)	Amounts represent Compensation Actually Paid to our PEO and the average Compensation Actually Paid to our non-PEO NEOs for the relevant fiscal year. To calculate the Compensation Actually Paid, the following adjustments were made to the amounts reported in the Total column of the Summary Compensation Table for the applicable fiscal year, as shown in the tables below.

Compensation Actually Paid to PEO	2024	2023	2022
Summary Compensation Table Total	$14,663,975	$3,400,200	$1,310,310
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	$13,099,178	$2,741,196	$921,165
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	$0	$0	$0
Plus, fair value as of vesting date of equity awards granted and vested in the year	$6,569,031	$2,741,196	$921,165
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	$0	$0	$0
Plus (less), change in fair value from fiscal year end until the vesting date of equity awards granted in prior years that vested in the year	$0	$0	$0
Less, the year-end fair value of equity awards granted in prior years that failed to meet the vesting conditions in the year	$0	$0	$0
Plus, the dollar value of dividends or other earnings on awards during the year	$0	$0	$0
Compensation Actually Paid to the PEO	$8,133,828	$3,400,200	$1,310,310

Average Compensation Actually Paid to Non-PEO NEOs	2024	2023	2022
Summary Compensation Table Total	$538,238	$1,711,915	$385,176
Less, value of “Stock Awards” and “Option Awards” reported in Summary Compensation Table	$270,676	$1,466,386	$247,275
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	$63,300	$1,389,205	$297,567
Plus, fair value as of vesting date of equity awards granted and vested in the year	$380,875	$995,697	$15,000
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	$(98,061)	$516,063	$0
Plus (less), change in fair value from fiscal year end until the vesting date of equity awards granted in prior years that vested in the year	$(102,104)	$46,690	$0
Less, the year-end fair value of equity awards granted in prior years that failed to meet the vesting conditions in the year	$332,420	$0	$0
Plus, the dollar value of dividends or other earnings on awards during the year	$0	$0	$0
Compensation Actually Paid to the Non-PEO NEOs	$179,152	$3,193,184	$450,468

(3)	Total shareholder return is calculated for each year based on a fixed investment of $100 from the beginning of the earliest year in the table (December 31, 2022) through the end of each applicable year in the table, assuming reinvestment of dividends.
(4)	The net loss disclosed for the year ended December 31, 2023 has been revised from $41,393,525 as previously reported to $41,990,016 as a result of the restatement of the financial statements for the year ended December 31, 2023, as reported in the Company’s Form 10-K/A.

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Pay Versus Performance Relationship Disclosures

Compensation Actually Paid and Cumulative Total Shareholder Return

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our cumulative total stockholder return for the fiscal years ended December 31, 2024, 2023 and 2022. Total stockholder return amounts reported in the graph assume an initial fixed investment of $100 on December 31, 2021.

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Compensation Actually Paid and Net Loss

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our net loss for the fiscal years ended December 31, 2024, 2023 and 2022.

Compensation Actually Paid vs. Net Loss
Compensation Actually Paid
Net Loss
$8,500,000
$8,000,000
$7,500,000
$7,000,000
$6,500,000
$6,000,000
$5,500,000
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$50,000,000
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
2022
2023
2024
Axis Title
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Loss

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OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding beneficial ownership of our common stock as of April 1, 2025, including issued securities convertible into our common stock within 60 days of April 1, 2025, by: (i) each person who is known by us to own beneficially more than 5% of our outstanding common stock; (ii) each named executive officer and director; and (iii) all executive officers and directors as a group. As of April 1, 2025, there were 17,498,904 outstanding shares of our common stock.

Name and Address of Beneficial	Common Stock (2)		Series A Preferred Stock (3)		Combined Voting Power
Owner (1)	Number	%	Number	%	Number(4)	%(5)
Directors and Named Executive Officers:
Marc Fogassa (6)	5,255,504	29.7%	1	100%	5,255,505	65.6%
Ambassador Roger Noriega (7)	394,368	2.3%	-	-	394,368	1.1%
Cassiopeia Olson, Esq. (8)	25,905	0.1%	-	-	25,905	0.1%
Stephen Petersen (9)	56,475	0.3%	-	-	56,475	0.2%
Rodrigo Menck (10)	15,617	0.1%	-	-	15,617	0.0%
Igor Tkachenko (11)	210,013	1.2%	-	-	210,013	0.6%
Tiago Miranda (12)	231	0.0%	-	-	231	0.0%
Gustavo Aguiar (15)	-	-	-	-	-	-
Brian Talbot (15)	-	-	-	-	-	-
All executive officers and directors (7 persons) (13)	5,958,113	33.6%	1	100%	5,958,114	67.5%
Over 5% Stockholders:
Mitsui & Co., Ltd. (14)	1,871,250	10.7%	-	-	1,871,250	5.2%

(1)	The mailing address of each of the officers and directors as set forth above is c/o Atlas Lithium Corporation, 1200 N. Federal Hwy, Suite 200, Boca Raton, FL 33432.
(2)	Each share of common stock is entitled to one vote.
(3)	The Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock provides that for so long as Series A Preferred Stock is issued and outstanding, the holders of Series A Preferred Stock shall vote together as a single class with the holders of common stock, with the holders of Series A Preferred Stock being entitled to 51% of the total votes on all such matters regardless of the actual number of shares of Series A Preferred Stock then outstanding, and the holders of common stock are entitled to their proportional share of the remaining 49% of the total votes based on their respective voting power. The one share of Series A Preferred Stock is convertible into one share of common stock and may be converted at any time at the election of the holder. The one issued and outstanding share of Series A Preferred Stock has been held by Mr. Fogassa since 2012.
(4)	Represents shares and rights on an as converted to common stock basis.
(5)	Represents percentage of voting power of our common stock and Series A Preferred. As of April 1, 2025, 17,498,904 shares of our common stock were issued and outstanding, and one share of our Series A Preferred was issued and outstanding.
(6)	Consists of 5,088,839 shares of our common stock owned by Mr. Fogassa and his affiliates, 166,665 shares of our common stock underlying compensatory vested stock options and stock options that will vest within 60 days; and 1 share of Series A Preferred Stock which Mr. Fogassa has held since 2012.
(7)	Consists of 380,201 shares of our common stock and 14,167 shares of our common stock underlying vested stock options and stock options that will vest within 60 days.
(8)	Consists of 1,071 shares of our common stock and 24,833 shares of our common stock underlying vested stock options and stock options that will vest within 60 days.
(9)	Consists of 42,308 of our common stock, and 14,167 shares of our common stock underlying vested stock options and stock options that will vest within 60 days.
(10)	Consists of 11,450 shares of common stock and 4,167 shares of our common stock underlying vested stock options and stock options that will vest within 60 days.
(11)	Consists of 210,013 shares of common stock.
(12)	Consists of 231 shares of common stock; Mr. Miranda will qualify for the first tranche of his stock-based compensation on July 23, 2025, the first anniversary of his employment at Atlas Lithium.
(13)	Includes 224,000 shares of our common stock which are issuable pertaining to vested stock options, earned contractual compensation, and stock options that will vest within 60 days.
(14)	According to Mitsui’s Schedule 13D filed with the SEC on April 10, 2024, Mitsui has sole voting power with respect to 1,871,250 shares, shared voting power with respect to no shares, sole dispositive power with respect to 1,871,250 shares and shared dispositive power with respect to no shares. Mitsui’s address is 2-1, Otemachi 1-chome, Chiyoda-ku Tokyo 100-8631, Japan.
(15)	We do not have information regarding the beneficial ownership of Mr. Aguiar and Mr. Talbot as of April 1, 2025. However, the amounts held by Mr. Aguiar and Mr. Talbot based on information available to the Company as of July 17, 2024 and August 16, 2024 (which are the dates of the individuals’ resignations from the Company) were respectively 42,510 and 83,000 shares of our common stock.

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DELINQUENT SECTION 16(A) REPORTS

Under Section 16 of the Exchange Act, our directors, executive officers and any persons holding more than 10% of our common stock are required to report initial ownership of our common stock and any subsequent changes in ownership to the SEC. Specific due dates have been established by the SEC, and we are required to disclose in this Proxy Statement any failure to file required ownership reports by these dates. Based solely upon a review of forms filed with the SEC and the written representations of such persons, we are aware of the following:

•	Each of Ms. Olson, Mr. Petersen and Ambassador Noriega, our independent directors, was late in filing one Form 4 in 2024 to report the grant of stock options pursuant to our director compensation program. Ms. Olson and Mr. Petersen each filed one late Form 5 reporting the grant of shares as director compensation that should have been reported in 2023. Mr. Petersen’s late Form 5 also included three additional transactions that should have been reported in 2023.

•	Mr. Fogassa filed eight late Form 4s in 2024, relating to twelve transactions.

•	Mr. Menck filed one late Form 4 in 2024, relating to one transaction.

•	A late Form 5 was filed by Brian Bernier in 2024, who was previously an officer but ceased to be subject to the reporting requirements of Section 16 in December 2023, reporting three transactions that he failed to report in 2023.

•	Mr. Talbot did not file two Form 4s in 2024.

•	Mr. Aguiar did not file one Form 4 in 2024.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a description of transactions since December 31, 2022, to which we were a party in which (i) the amount involved exceeded or will exceed the lesser of $120,000 or one percent (1%) of our average total assets at year-end for the last two completed fiscal years and (ii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, any of the foregoing persons, had or will have a direct or indirect material interest. Pursuant to its charter, the Audit Committee is responsible for reviewing and approving any transaction that is required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Transactions with Subsidiaries

As further described in the notes to the financial statements included herein, we hold a 32.70% equity interest in Atlas Critical Minerals as of December 31, 2024.

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During the year ended December 31, 2024, prior to the acquisition of Apollo Resources Corporation (“Apollo Resources”) by Atlas Critical Minerals, Apollo Resources granted Mr. Fogassa as contractual compensation options to purchase an aggregate of 90,000 shares of its common stock. Such options corresponded to the period between January 1, 2024, to June 30, 2024. The options issued in 2024 were valued at $134,407 in total. The options were valued using the Black-Scholes option pricing model with the following average assumptions: our stock price on date of grant $6,00, a strike price of $0.01, illiquidity discount of 75%, expected dividend yield of 0%, annualized volatility of 16.61% to 17.41%, risk-free interest rate of 3.88% to 4.64%, and an expected term of five to ten years.

All outstanding options to purchase shares of Apollo Resources’ common stock were exercised before the merger with Atlas Critical Minerals.

During the year ended December 31, 2024, Atlas Critical Minerals granted Mr. Fogassa as contractual compensation options to purchase an aggregate of 210,000 shares of its common stock. Such options corresponded to the period between January 1, 2024, to June 30, 2024. The options issued in 2024 were valued at $41,938 in total. The options were valued using the Black-Scholes option pricing model with the following average assumptions: our stock price on date of grant $0.74 to $1.00, a strike price of $0.01 to $1.00, illiquidity discount of 75%, expected dividend yield of 0%, annualized volatility of 241% to 312%, risk-free interest rate of 3.88% to 4.64%, and an expected term of five to ten years.

On June 26, 2024, Atlas Critical Minerals amended the employment agreement with Mr. Fogassa for its Chief Executive Officer position, effective on July 1, 2024 (“Amended ACM Agreement”). Under the Amended ACM Agreement, Mr. Fogassa is entitled to receive monthly compensation of $25,000 to be paid in cash or in shares of Atlas Critical Minerals’ common stock and an annual incentive compensation equivalent to 4% of our outstanding common stock count as of January 1. Prior to the amendment, Mr. Fogassa was already entitled to a monthly fee of $25,000 and received 35,000 options to acquire shares of Atlas Critical Minerals’ common stock with exercise prices varying from $0.01 to $1.00 per share.

One of our directors, Rodrigo Menck, has also served as the Chief Financial Officer of Atlas Critical Minerals since September 2024. In connection with his appointment to that role on September 18, 2024, Mr. Menck is entitled to receive a monthly fee of $15,000 and was granted 50,000 time-based restricted stock units which shall vest in increments of 25% annually over a period of four years from the date of grant.

Atlas Critical Minerals entered into an agreement with our Chief Financial Officer, Tiago Miranda, through which he agreed to supervise the internal accounting and other financial-related functions of the subsidiary. Atlas Critical Minerals directly pays to him a monthly fee of $7,500. Atlas Critical Minerals also issued to Mr. Miranda options to acquire shares of its common stock equivalent to 1% of its outstanding common stock count at the moment of the issuance.

Transactions with Former Related Parties

Martin Rowley: On November 7, 2023, we entered into a Convertible Note Purchase Agreement (“Purchase Agreement”) with Martin Rowley relating to the issuance to Martin Rowley (along with other investors) of convertible promissory notes which accrue interest at a rate of 6.5% per annum (each a “Note”). Pursuant to the Purchase Agreement, Mr. Martin Rowley purchased an aggregate of $10,000,000 of the Notes. The Notes are convertible into shares of our common stock at an exercise price of $28.225 and will mature on November 24, 2026. Martin Rowley served as a senior advisor to us until August 16, 2024 and is the father of Nicholas Rowley, a former officer.

RTEK International DMCC: On September 22, 2023, we entered into a Lead Advisory Services Agreement with Martin Rowley, through which Mr. Martin Rowley previously provided advisory services to us. The agreement contemplates the issuance of up to 100,000 restricted share units upon achievement of certain milestones set forth in the agreement. Martin Rowley is the father of Nicholas Rowley, a former officer.

On July 17, 2023, we entered into a Technical Services Agreement for mining engineering, planning and business development services with RTEK International DMCC (“RTEK”), an entity controlled by Nicholas Rowley and Brian Talbot, a former officer and director. The agreement provides for the payment by us of an estimated amount of $1,449,000 and the issuance of up to 410,000 restricted share units of our common stock, depending on the achievement of certain milestones.

On August 16, 2024, the parties further amended and restated the Technical Services Agreement (“Second A&R RTEK Agreement”) in order to, among other things: (i) revise and amend the Stage Two Budget and revise the terms of service with respect to the Phase Two Services (each, as described in the Second A&R RTEK Agreement); (ii) form an operations committee tasked with ensuring progress toward our goals under such agreement; and (iii) issue to RTEK additional RSUs with aggregate value of up to $5.0 million, subject to RTEK’s achievement of certain milestones and performance criteria.

On March 21, 2025, we filed a Current Report on Form 8-K indicating that we had terminated the Second A&R RTEK Agreement.

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ADDITIONAL INFORMATION

Stockholder Proposals and Nominees for the 2026 Annual Meeting of Stockholders

In accordance with Rule 14a-8 of the Exchange Act (“Rule 14a-8”), any proposal of a stockholder intended to be included in our proxy statement for the 2026 Annual Meeting must be received by us no later than December 16, 2025 unless the date of our 2026 Annual Meeting of Stockholders is more than 30 days before or after May 28, 2026, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. The proponent and the proposal must comply with the requirements set forth in the federal securities laws, including Rule 14a-8 of the Exchange Act, in order to be included in the Company’s proxy statement and proxy card for the 2026 Annual Meeting.

In addition, the Company’s Bylaws establish advance notice procedures that must be complied with for stockholders to bring proposals that are not included in the Company’s proxy materials and nominations of persons for election as directors before an annual meeting of stockholders. In accordance with our Bylaws, for a proposal or nominee not included in our proxy materials to be properly brought before the 2026 Annual Meeting, a stockholder’s notice must be delivered no earlier than January 28, 2026 and no later than February 27, 2026 and must contain the information specified in the Bylaws. In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, a stockholder who intends to solicit proxies in support of director nominees other than Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 27, 2026, and must also comply with all other requirements of Rule 14a-19 under the Exchange Act. The Company will disregard any proxies solicited for a stockholder’s director nominee(s) if such stockholder fails to comply with such requirements.

Stockholders should review our Bylaws, which contain more detailed information regarding the requirements about advance notice of and procedures for stockholder proposals. All proposals should be sent to our corporate office and directed to our Corporate Secretary, Atlas Lithium Corporation, Rua Antonio de Albuquerque, 156 – 17th Floor, Belo Horizonte, Minas Gerais, Brazil, 30.112-010.

Expenses of Soliciting Proxies

Certain of our officers and employees may solicit proxies by mail, telephone, fax, e-mail or in person and will not receive any additional compensation for such efforts. We will pay all other costs associated with this Proxy Statement and the solicitation of proxies. Upon request, we will reimburse stockbrokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of our common stock.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of the Proxy Statement and Annual Report unless we are notified that one or more of these individuals wishes to receive separate copies. This procedure helps reduce our printing costs and postage fees.

If you wish to receive a separate copy of this Proxy Statement and Annual Report, please contact: Corporate Secretary, Atlas Lithium Corporation, Rua Antonio de Albuquerque, 156 – 17th Floor, Belo Horizonte, Minas Gerais, Brazil, 30.112-010.

If you do not wish to participate in householding in the future and prefer to receive separate copies of the proxy materials, please contact: Broadridge Financial Solutions, Attention Householding Department, 51 Mercedes Way, Edgewood, NY 11717, telephone 1-866-540-7095. If you are currently receiving multiple copies of proxy materials and wish to receive only one copy for your household, please contact Broadridge.

Other Matters

The Company does not intend to bring any other matters before the Annual Meeting, nor does the Company have any present knowledge that any other matters will be presented by others for action at the meeting. If any other matters are properly presented, your proxy card authorizes the person named as proxy holder to vote using their judgment.

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APPENDIX A

ATLAS LITHIUM CORPORATION

2023 STOCK INCENTIVE PLAN

(As Amended on [__], 2025)

ARTICLE I.

PURPOSE

The purpose of this Plan is to enhance the profitability and value of ATLAS LITHIUM CORPORATION (the “Company”) for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors stock-based compensation in the Company to compensate, attract, retain or reward such individuals and/or strengthen the mutuality of interests between such individuals and the Company’s stockholders.

ARTICLE II.

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1 “Affiliate” means each of the following:(a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

2.2 “Appreciation Award” means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

2.3 “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, stock Unit, Other Stock-Based Award or Performance-Based Cash Awards. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Cause” means with respect to a Participant’s Termination of Service from and after the date hereof, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to: (i) a Participant’s conviction of, or plea of guilty or nolo contendere to, a felony; (ii) perpetration by a Participant of an illegal act, or fraud which could cause significant economic injury to the Company; (iii) continuing wilful and deliberate failure by the Participant to perform the Participant’s duties in any material respect, provided that the Participant is given notice and an opportunity to effectuate a cure as determined by the Committee; or (iv) a Participant’s wilful misconduct with regard to the Company that could have a material adverse effect on the Company; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Service, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Nevada law.

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2.6 “Change in Control” has the meaning set forth in Section 14.6.

2.7 “Change in Control Price” for purposes of Section 14.5 shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

2.8 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.9 “Committee” means: (a) the Board, or such committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a “non-employee director” as defined in Rule 16b-3; and (iii) an “independent director” for purposes of the applicable stock exchange rules; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.10 “Common Stock” means the common stock, par value $0.001, of the Company.

2.11 “Company” means ATLAS LITHIUM CORPORATION a Nevada corporation, and its successors by operation of law.

2.12 “Consultant” means any individual who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction.

2.13 “Disability” means with respect to a Participant’s Termination of Service, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.14 “Effective Date” means the effective date of this Plan as defined in Article XVIII.

2.15 “Eligible Employees” means each employee of the Company or an Affiliate.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.17 “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded, or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

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2.18 “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8.

2.19 “GAAP” has the meaning set forth in Section 12.2(c)(ii).

2.20 “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.21 “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

2.22 “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.23 “Other Stock-Based Award” means an Award under Article XI of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock Unit or an Award valued by reference to an Affiliate.

2.24 “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.25 “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.

2.26 “Performance Goals” means, for purposes of the grant or vesting of Awards of Restricted Stock, Other Stock-Based Awards, Performance Shares, stock Units, and/or Performance-Based Cash Awards, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) of the performance goals established by the Committee.

2.27 “Performance-Based Cash Award” means a cash Award under Article XII of this Plan that is payable or otherwise based on the attainment of certain pre-established performance goals during a Performance Period.

2.28 “Performance Period” means the duration of the period during which receipt of an Award is subject to the satisfaction of performance criteria, such period as determined by the Committee in its sole discretion.

2.29 “Performance Share” means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.30 “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.31 “Plan” means this ATLAS LITHIUM CORPORATION 2023 Stock Incentive Plan, as amended from time to time.

2.32 “Reference Stock Option” has the meaning set forth in Section 7.1.

2.33 “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

2.34 “Restriction Period” has the meaning set forth in Subsection 8.3(a).

2.35 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

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2.36 “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

2.37 “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.38 “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal to the difference between (i) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (ii) the aggregate base price of such right, otherwise than on surrender of a Stock Option.

2.39 “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

2.40 “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.41 “Substitute Award” means the substitution of equivalent awards, as determined in the sole discretion of the Committee, of the surviving or successor entity or a parent thereof

2.42 “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.43 “Termination of Service” means the termination of the Participant’s employment, or performance of services for, the Company and its Subsidiaries. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries shall not be considered Terminations of Service. With respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code. A Participant has a separation from service within the meaning of Section 409A of the Code if the Participant terminates employment with the Company and all Subsidiaries for any reason. A Participant will generally be treated as having terminated employment with the Company and all Subsidiaries as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for the Company or any Subsidiary after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with the Company or any Subsidiary.

2.44 “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferrable” shall have a correlative meaning.

2.45 “Unit” means a bookkeeping entry used by the Company to record and account for the grant of the following types of Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: stock Units and Other Stock-Based Awards that are expressed in terms of Units of Common Stock.

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ARTICLE III.

ADMINISTRATION

3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

3.2 Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares; (v) stock Units; (vi) Other Stock-Based Awards, and (vii) Performance-Based Cash Awards. In particular, the Committee shall have the authority:

(a) to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b) to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e) to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

(f) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d);

(g) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, subject to, and in accordance with, Section 409A of the Code;

(h) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option; and

(i) to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award.

3.3 Guidelines. Subject to Article XV hereof, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. This Plan is intended to comply with the applicable requirements of Rule 16b-3 and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

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3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the Bylaws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the Bylaws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6 Designation of Consultants/Liability.

(a) The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b) The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel.

3.7 Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and Bylaws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s fraud. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or Bylaws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

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ARTICLE IV.

4.1 Shares.

(a) General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed 3,000,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Award (or portion thereof) granted under this Plan expires, terminates, is cancelled, forfeited, or settled in cash for any reason in any such case, without the issuance of shares of Common Stock, the number of shares of Common Stock underlying any such Award (or portion thereof) shall again be available for the purpose of Awards under the Plan, as provided in this Section 4.1(a). Shares of Common Stock withheld or reacquired by the Company in satisfaction of payment of an exercise price or tax withholding obligations shall again be available for the purpose of granting Awards under the Plan. Upon exercise of Stock Appreciation Rights granted under the Plan (whether or not Tandem, Non-Tandem, or Limited Stock Appreciation Rights) that are settled in shares of Common Stock, the net number of shares of Common Stock actually delivered upon exercise shall count against the maximum number of shares of Common Stock remaining available for issuance pursuant to Awards granted under the Plan. Notwithstanding anything herein to the contrary, other than with respect to Incentive Stock Options, any share of Common Stock subject to an Award that again becomes available for grant pursuant to this Section 4.1(a) shall be added back to the aggregate maximum limit.

4.2 Changes.

(a) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b) Subject to the provisions of Article XIV and the occurrence of a Change in Control, if there shall occur any such change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Section 4.2 Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan, and/or (iii) the purchase price thereof. If there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), including by reason of any extraordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all the Company’s assets or business, then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.

(c) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one- half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

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ARTICLE V.

ELIGIBILITY - GENERAL REQUIREMENTS FOR AWARDS

5.1 General Eligibility. All Eligible Employees, Consultants, Non-Employee Directors and prospective employees and consultants are eligible to be granted Awards, subject to the terms and conditions of this Plan. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.2 Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.3 General Requirement. The vesting and exercise of Awards granted to a prospective employee, consultant or non-employee director are conditioned upon such individual actually becoming an Eligible Employee or Consultant, or Non-Employee Director.

ARTICLE VI.

STOCK OPTIONS

6.1 Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2 Grants. The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Non-Employee Director Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

6.3 Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee, in its sole discretion, shall deem desirable:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share of Common Stock exercise price of an Incentive Stock Option granted shall not be less than 100% of the Fair Market Value at the time of grant and, provided further, that the per share of Common Stock exercise price of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not be less than 110% of the Fair Market Value of the Common Stock at the time of grant.

(b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions or as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such is in effect on the date of grant and applicable to the specific Award.

(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

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6.4 Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non- Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non- Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.

6.5 Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company. The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Incentive Stock Option Awards may be granted under this Plan shall not exceed 3,000,000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2).

6.6 Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent and provided further that such action does not subject the Stock Options to Section 409A of the Code that were otherwise exempt), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

6.7 Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination of Service to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

6.8 Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall, in its sole discretion, deem appropriate.

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ARTICLE VII.

STOCK APPRECIATION RIGHTS

7.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a) Base Price. The base price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share base price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in

(d) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(e) Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

(f) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g) Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.3(e) of the Plan.

7.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:

(a) Base Price. The base price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share of Common Stock base price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

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(b) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

(c) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non -Tandem Stock Appreciation Rights to be exercised.

(e) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash or a number of shares of Common Stock (as determined by the Committee, in its sole discretion, on the date of grant) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the base price of one share of Common Stock on the date the right was awarded to the Participant.

(f) Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.5 Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

ARTICLE VIII.

RESTRICTED STOCK

8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets or such other factors as the Committee may determine, in its sole discretion.

8.2 Awards and Certificates. Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

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(a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.2, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b) Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c) Legend on Restricted Stock. The Committee may legend the certificate or the book entry representing Restricted Stock awarded under the Plan, to give appropriate notice of such restrictions until the lapse of all restrictions with respect to such shares of Common Stock. For example, the Committee may determine that some or all certificates, including book entries, representing shares of Restricted Stock shall bear the following legend:

“THE SALE OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED HEREBY, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE ATLAS LITHIUM CORPORATION 2023 STOCK INCENTIVE PLAN, AND IN A RESTRICTED STOCK AWARD AGREEMENT. A COPY OF THE PLAN AND SUCH RESTRICTED STOCK AWARD AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY.”

(d) Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

(a) Restriction Period.

(i) General. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in a Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of performance goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(ii) Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

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(b) Rights as a Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX.

PERFORMANCE SHARES

9.1 Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of objective performance goals established pursuant to Section 9.2(c) below.

9.2 Terms and Conditions. Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a) Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

(b) Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.

(c) Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

(d) Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

(e) Payment. Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f) Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, in its sole discretion, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

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ARTICLE X.

STOCK UNITS

10.1 Grants. The Committee may from time to time grant to Eligible Employees, Consultants and Non-Employee Directors Awards of unrestricted stock Units or restricted stock Units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Committee shall determine. Restricted stock Units represent a contractual obligation by the Company to deliver a number of shares of Common Stock, an amount in cash equal to the Fair Market Value of the specified number of shares subject to the Award, or a combination of shares of Common Stock and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award agreement.

10.2 Terms and Conditions. Stock Units awarded pursuant to this Article X shall be subject to the following terms and conditions:

(a) Vesting and Payment. Restricted stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Committee may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Committee may determine. Shares of Common Stock, cash or a combination of shares of Common Stock and cash, as applicable, payable in settlement of Restricted Stock Units shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by the Company, or in accordance with an election of the Participant, if the Committee so permits, that meets the requirements of Section 409A of the Code.

(b) No Rights of a Stockholder; Dividend Equivalents. Until shares of Common Stock are issued to the Participant in settlement of stock Units, the Participant shall not have any rights of a stockholder of the Company with respect to the stock Units or the shares issuable thereunder. The Committee may grant to the Participant the right to receive dividend equivalents on stock Units, on a current, reinvested and/or restricted basis, subject to such terms as the Committee may determine provided, however, that dividend equivalents payable on stock Units that are granted as a performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such stock Units.

(c) Termination of Service. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of shares of Common Stock or cash to which such restricted stock Units relate, all restricted stock Units and any accrued but unpaid dividend equivalents with respect to such restricted stock Units that are then subject to deferral or restriction shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of restricted stock Units.

(d) Additional Terms and Conditions. The Committee may, by way of the Award agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock Units, provided they are not inconsistent with the Plan.

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ARTICLE XI.

OTHER STOCK-BASED AWARDS

11.1 Other Awards. The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment to Consultants, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance Units, dividend equivalent Units, stock equivalent Units, restricted stock Units and deferred stock Units. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion;, the Committee shall establish the objective Performance Goals for the vesting of such Other Stock-Based Awards based on a performance period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable performance period and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

11.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

(a) Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article XI may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article XI shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

(c) Vesting. Any Award under this Article XI and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

(d) Price. Common Stock issued on a bonus basis under this Article XI may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article XI shall be priced, as determined by the Committee in its sole discretion.

(e) Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

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ARTICLE XII.

PERFORMANCE-BASED CASH AWARDS

12.1 Performance-Based Cash Awards. Performance-Based Cash Awards may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock. Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non- Employee Directors to whom, and the time or times at which, such Awards shall be made, the dollar amount to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the payment of a dollar amount under such Awards upon the completion of a specified Performance Period.

For each Participant, the Committee may specify a targeted performance award. The individual target award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under the Plan), or an amount determined pursuant to an objective formula or standard. Establishment of an individual target award for a Participant for a calendar year shall not imply or require that the same level individual target award (if any such award is established by the Committee for the relevant Participant) be set for any subsequent calendar year. At the time the Performance Goals are established, the Committee shall prescribe a formula to determine the percentages (which may be greater than 100%) of the individual target award which may be payable based upon the degree of attainment of the Performance Goals during the calendar year. Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant’s individual target award (or attained percentage thereof) regardless of the degree of attainment of the Performance Goals; provided that no such discretion to reduce an Award earned based on achievement of the applicable Performance Goals shall be permitted for the calendar year in which a Change in Control of the Company occurs, or during such calendar year with regard to the prior calendar year if the Awards for the prior calendar year have not been made by the time of the Change in Control of the Company, with regard to individuals who were Participants at the time of the Change in Control of the Company.

12.2 Terms and Conditions. Performance-Based Awards made pursuant to this Article XII shall be subject to the following terms and conditions:

(a) Vesting of Performance-Based Cash Award. At the expiration of the applicable Performance Period, the Committee shall determine and certify in writing the extent to which the Performance Goals established pursuant to Section 12.2(c) are achieved and the percentage of the Participant’s individual target award has been vested and earned.

(b) Waiver of Limitation. In the event of the Participant’s Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XII.

(c) Objective Performance Goals, Formulae or Standards.

(i) The Committee shall establish the objective Performance Goals and the individual target award (if any) applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

(ii) The measurements used in Performance Goals set under the Plan shall be determined in accordance with Generally Accepted Accounting Principles (“GAAP”), except, to the extent that any objective Performance Goals are used, if any measurements require deviation from GAAP, such deviation shall be at the discretion of the Committee at the time the Performance Goals are set.

(iii) Payment. Following the Committee’s determination and certification in accordance with subsection (a) above, the Performance-Based Cash Award amount shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in accordance with the terms and conditions of the Award agreement.

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ARTICLE XIII.

TERMINATION

13.1 Termination of Service. The following rules apply with regard to the Termination of Service of a Participant.

(a) Rules Applicable to Stock Option and Stock Appreciation Rights. Unless otherwise determined by the Committee at grant or thereafter (or, if no rights of the Participant are reduced, thereafter):

(i) Termination of Service by Reason of Death or Disability. If a Participant’s Termination of Service is by reason of death or Disability, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a one-year period from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights; provided, however, if the Participant dies within such exercise period, all unexercised Stock Options or Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(ii) Involuntary Termination of Service Without Cause. If a Participant’s Termination of Service is by involuntary termination without Cause, all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Service may be exercised by the Participant at any time within a period of 90 days from the date of such Termination of Service, but in no event beyond the expiration of the stated term of such Stock Options or Stock Appreciation Rights.

(iii) Voluntary Termination. If a Participant’s Termination of Service is voluntary (other than a voluntary termination described in Section 13.2(a)(iv)(2) below), all Stock Options or Stock Appreciation Rights that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options or Stock Appreciation Rights.

(iv) Termination of Service for Cause. If a Participant’s Termination of Service: (1) is for Cause or (2) is a voluntary Termination of Service (as provided in sub-section (iii) above) after the occurrence of an event that would be grounds for a Termination of Service for Cause, all Stock Options or Stock Appreciation Rights, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination of Service.

(b) Unvested Stock Options and Stock Appreciation Rights. Stock Options or Stock Appreciation Rights that are not vested as of the date of a Participant’s Termination of Service for any reason shall terminate and expire as of the date of such Termination of Service.

(c) Rules Applicable to Restricted Stock, Performance Shares, Stock Units, Other Stock- Based Awards and Performance-Based Cash Awards. Unless otherwise determined by the Committee at grant or thereafter, upon a Participant’s Termination of Service for any reason: (i) during the relevant Restriction Period, all Restricted Stock still subject to restriction shall be forfeited; and (ii) any unvested Performance Shares, stock Units, Other Stock-Based Awards or Performance-Based Cash Awards shall be forfeited.

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ARTICLE XIV.

CHANGE IN CONTROL PROVISIONS

14.1 Benefits. In the event of a Change in Control of the Company, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof (for the avoidance of doubt, which continuation or assumption, or issuance of Substitute Awards, may occur without the consent of any Participant).

Solely with respect to Awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable Award agreement:

(a) the outstanding Awards of Stock Options and Stock Appreciation Rights that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;

(b) the outstanding shares of Restricted Stock the vesting or restrictions on which are then solely time-based and not subject to achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;

(c) the outstanding shares of Restricted Stock the vesting or restrictions on which are then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a Change in Control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award agreement;

(d) the outstanding Performance Shares, stock Units, Other Stock-Based Awards, or Performance-Based Cash Awards, the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully earned and vested and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and

(e) the outstanding Performance Shares, stock Units, Other Stock-Based Awards, or Performance-Based Cash Awards the vesting, earning or settlement of which is then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a Change in Control, become vested and earned in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award agreement (or if no such level is provided for such level as determined in the sole discretion of the Committee) and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award agreement after taking into account the effect of the Change in Control transaction on the shares of Common Stock) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.

Implementation of the provisions of this Section 14.1 shall be conditioned upon consummation of the Change in Control.

14.2 Continuation, Assumption or Substitution of Awards. The Committee may specify, on or after the date of grant, in an Award agreement or amendment thereto, the consequences of a Participant’s Termination of Service that occurs coincident with or following the occurrence of a Change in Control, if a Change in Control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof.

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14.3 Other Permitted Actions. In the event that any transaction resulting in a Change in Control occurs, the Committee may take any of the actions set forth in Section 4.2 respect to any or all Awards granted under the Plan.

14.4 Section 409A Savings Clause. Notwithstanding the foregoing, if any Award is considered to be a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, this Section 14 shall apply to such Award only to the extent that its application would not result in the imposition of any tax or interest or the inclusion of any amount in income under Section 409A of the Code. Furthermore, any Awards subject to Section 409A of the Code shall be paid no earlier than the earliest permissible date under Section 409A of the Code.

14.5 Other. The Committee may, in its sole discretion, provide for the cancellation of any Awards without payment, if the Change in Control Price is less than the Fair Market Value of such Award on the date of grant. Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions if a Change in Control occurs, of an Award at the time of grant or at any time thereafter.

14.6 Change in Control. Unless otherwise determined by the Committee in the applicable Award agreement (or other written agreement approved by the Committee including, without limitation, an employment agreement), a “Change in Control” shall be deemed to occur on the occurrence of any of the following:

(a) An acquisition of any common stock or other voting securities of the Company entitled to vote generally for the election of directors (the “Voting Securities”) by any “Person” or “Group” (as each such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person or Group, as the case may be, has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a “Change in Control” has occurred, shares of Common Stock or Voting Securities that are acquired in a Non-Control Acquisition (as defined below) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) the Company, (ii) any Subsidiary or (iii) any employee benefit plan maintained by the Company or any Subsidiary, including a trust forming part of any such plan (an “Employee Benefit Plan”);

(b) During any 2-year period, individuals who, at the beginning of such 2-year period, constitute the Board (the “Incumbent Board of Directors”), cease for any reason to constitute at least 50% of the members of the Board; provided, however, that (i) if the election or nomination for election by the Company’s shareholders of any new director was approved by a vote of at least two-thirds of the Incumbent Board of Directors, such new director shall, for purposes hereof, be deemed to be a member of the Incumbent Board of Directors, and (ii) no individual shall be deemed to be a member of the Incumbent Board of Directors if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-1 1 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person or Group other than the Board of Directors (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest;

(c) The consummation of a merger, consolidation or reorganization involving the Company or any Subsidiary, unless the merger, consolidation or reorganization is a Non-Control Transaction. A “Non-Control Transaction” shall mean a merger, consolidation or reorganization of the Company or any Subsidiary where: (A) the shareholders of the Company (or such Subsidiary, as the case may be) who immediately prior to the merger, consolidation or reorganization owned, directly or indirectly, at least 50% of the combined voting power of the outstanding Voting Securities of the Company or such Subsidiary immediately following such merger, consolidation or reorganization, own at least 50% of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the “Surviving Corporation”), in substantially the same proportions as their ownership of the Common Stock or Voting Securities, as the case may be, immediately prior to the merger, consolidation or reorganization; (B) the individuals who were members of the Incumbent Board of Directors immediately prior to the execution of the agreement providing for the merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning, directly or indirectly, a majority of the outstanding voting securities of the Surviving Corporation, and (C) no Person or Group, other than (1) the Company, (2) any Subsidiary, (3) any Employee Benefit Plan or (4) any other Person or Group who, immediately prior to the merger, consolidation or reorganization, had Beneficial Ownership of not less than 50% of the outstanding Voting Securities or Common Stock, has Beneficial Ownership of 50% or more of the combined voting power of the Surviving Corporation’s outstanding voting securities or common stock;

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(d) A complete liquidation or dissolution of the Company; or

(e) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

For purposes of any Award or subplan that constitutes a “nonqualified deferred compensation plan,” within the meaning of Section 409A of the Code, the Committee, in its discretion, may specify a different definition of Change in Control in order to comply with or cause an Award to be exempt from the provisions of Section 409A of the Code.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred solely because any Person or Group (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities or Common Stock of the Company as a result of an acquisition of Voting Securities or Common Stock by the Company, which, by reducing the number of shares of Voting Securities or Common Stock then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would have occurred (but for the operation of this sentence) as a result of the acquisition of Voting Securities or common stock by the Company, and after such acquisition by the Company, the Subject Person becomes the beneficial owner of any additional shares of Voting Securities or Common Stock, which increases the percentage of the then outstanding shares of Voting Securities or Common Stock beneficially owned by the Subject Person, then a Change in Control shall be deemed to have occurred. In addition, notwithstanding the foregoing, the acquisition or ownership of any Common Stock or Voting Securities by Applied Digital Solutions, Inc. and its Affiliates (determined as if it was the Company) shall not cause or result in a Change in Control.

ARTICLE XV.

TERMINATION OR AMENDMENT OF PLAN

15.1 Termination or Amendment. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XVII), or suspend or terminate the Plan entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Nevada, to the extent required by the applicable provisions of Rule 16b-3, pursuant to the requirements of any applicable stock exchange rule, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would:

(a) materially increase the benefits accruing to Participants under the Plan;

(b) increase the aggregate number of shares of Common Stock that may be issued under this Plan pursuant to Section 4.1 (except by operation of Section 4.2);

(c) change the classification of Eligible Employees or Consultants eligible to receive Awards under this Plan;

(d) extend the maximum Option period under Section 6.3; or

(e) eliminate or modify the prohibition on repricing of Stock Options and Stock Appreciation Rights.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

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ARTICLE XVI.

UNFUNDED PLAN

16.1 Unfunded Status of Plan. This Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XVII.

GENERAL PROVISIONS

17.1 Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof to the extent the Award is not registered or registered for resale. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

17.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

17.3 No Right to Employment/Directorship/Consultancy. Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

17.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the advance consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

17.5 No Assignment of Benefits. No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

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17.6 Listing and Other Conditions.

(a) Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c) Upon termination of any period of suspension under this Section 17.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

17.7 Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Nevada (regardless of the law that might otherwise govern under applicable Nevada principles of conflict of laws).

17.8 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

17.9 Other Benefits. No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

17.10 Costs. The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

17.11 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

17.12 Death/Disability. The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

17.13 Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

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17.14 Section 409A of the Code. The Plan is intended to comply with or be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.

17.15 Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

17.16 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

17.17 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

17.18 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XVIII.

EFFECTIVE DATE OF PLAN

The Plan shall become effective upon the date specified by the Board in its resolution adopting the Plan, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Nevada.

ARTICLE XIX.

TERM OF PLAN

The Plan shall expire, and no Award shall be granted pursuant to the Plan, on or after May 24, 2033, but Awards granted prior to May 24, 2033 may extend beyond such date.

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ATLAS LITHIUM

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ATLX2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V69552-P25124 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ATLAS LITHIUM CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Marc Fogassa	☐	☐	☐
1b. Roger F. Noriega	☐	☐	☐
1c. Cassiopeia Olson	☐	☐	☐
1d. Stephen R. Petersen	☐	☐	☐
1e. Rodrigo Menck	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V69553-P25124

ATLAS LITHIUM CORPORATION
Annual Meeting of Stockholders
May 28, 2025, 10:00 a.m. ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Marc Fogassa, as proxy, with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and/or Preferred Stock of ATLAS LITHIUM CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 a.m. ET on May 28, 2025, at www.virtualshareholdermeeting.com/ATLX2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side